UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2006

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-31161

23-2908305

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices)   (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and/or our wholly owned subsidiary, BRL Screening, Inc., unless the context otherwise provides.

Item 1.01   Entry into a Material Definitive Agreement.

On July 28, 2006, the Compensation Committee of our Board of Directors granted the following numbers of options to purchase Arena common stock: 21,000 to Jack Lief, President and Chief Executive Officer, 10,000 to Dominic P. Behan, Ph.D., Senior Vice President and Chief Scientific Officer, 10,000 to Steven W. Spector, Senior Vice President, General Counsel and Secretary, and 5,000 to Louis J. Scotti, Vice President, Marketing and Business Development. The options have an exercise price of $10.52 per share, are scheduled to vest in four equal annual installments (except as otherwise necessary to avoid vesting of a fractional share) and were granted under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan (the “Plan”). The form of stock option grant agreement for the non-qualified stock options under the Plan to other than non-employee directors is attached hereto as Exhibit 10.1.

The Compensation Committee also granted under the Plan, consistent with the 2006 compensation previously approved by our Board, (i) the annual equity grants of 10,000 options to purchase Arena common stock to each of our outside directors and (ii) 5,703 options to purchase Arena common stock to each of the outside directors who elected to receive options in lieu of their annual cash retainers, Donald D. Belcher, Harry F. Hixson, Jr., Ph.D., and J. Clayburn La Force, Jr., Ph.D. The options have an exercise price of $10.52 per share, are scheduled to vest in 12 equal monthly installments (except as otherwise necessary to avoid vesting of a fractional share) and were granted under the Plan. The form of stock option grant agreement for non-employee directors under the Plan is attached hereto as Exhibit 10.2.

The Compensation Committee also changed the 2006 compensation for non-employee directors to provide that (i) options granted to a non-employee director terminate three years after the time the director ceases to be a director for any reason and (ii) in the event of a non-employee director’s death or disability, such director’s unvested options become fully vested and exercisable.

In addition, attached hereto as Exhibit 10.3 is the form of stock option grant agreement for incentive qualified stock options under the Plan, attached hereto as Exhibit 10.4 is the form of restricted stock grant agreement under the Plan, and attached hereto as Exhibit 10.5 is the form of restricted stock unit grant agreement under the Plan.

Item 9.01   Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1	Form of Stock Option Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.2	Form of Stock Option Grant Agreement — Director under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.3	Form of Incentive Stock Option Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.4	Form of Restricted Stock Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.5	Form of Restricted Stock Unit Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Jack Lief
Jack Lief
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.2	Form of Stock Option Grant Agreement — Director under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.3	Form of Incentive Stock Option Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.4	Form of Restricted Stock Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.

10.5	Form of Restricted Stock Unit Grant Agreement under the Arena Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan.